 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 10th, 2012
XTRALINK CORP
(Exact name of registrant as specified in its charter)
Nevada	000-54508	27-3187919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7582 Las Vegas Boulevard, Suite 325, Las Vegas, Nevada		89123
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		1-702-637-6144
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This current report contains forward-looking statements as that term is defined in section 27A of the United States Securities Act of 1933, as amended, and section 21E of the United States Securities Exchange Act of 1934, as amended.  These statements relate to future events or our future financial performance.  In some cases, you can identify forward-looking statements by terminology such as "may", "will", "should", "intends", "expects", "plans", "anticipates", "believes", "estimates", "predicts", "potential", or "continue" or the negative of these terms or other comparable terminology.  These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks in the section entitled "Risk Factors" on page 7 of this current report, which may cause our or our industry's actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity or performance.  Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

Unless otherwise specified, all dollar amounts are expressed in United States dollars and all references to "common shares" refer to the common shares in our capital stock.

As used in this current report, the terms “we”, “us”, “our” and the “Company” refer to Xtralink Corp.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On June 10, 2012, we entered into a Licensing Agreement (the “Agreement”) with Oxford International Inc. (“Oxford”), to license proprietary technology relating to converting municipal water to oxygen enriched pH balanced water (the “Water Conversion Technology”).  We obtained exclusive licensing rights in the country of Singapore for a period of 20 years.  We will have exclusive rights to sub-license, establish joint ventures and to commercialize products through the methods of the Water Conversion Technology.   The license fee is $ 40,000 payable on or before June 30, 2012.  We are subject to a royalty of 2% on licensee fees received from appointed sub-licensees as well as 2% on gross sales generated from operations.

We are obligated to establish water bottling operations by December 31, 2013.  In the event that we have not established operations by this date, Oxford has a right to void the Agreement.

DESCRIPTION OF BUSINESS

History

We were incorporated in the State of Nevada on July 29, 2010. Since inception, we have been engaged in organizational efforts and obtaining initial financing.  We were initially formed as a vehicle to pursue a business combination.

We have not been involved in any bankruptcy, receivership or similar proceeding.

Our Current Business

Our business objective is to license the Water Conversion Technology through qualified interests and establish bottled water operations through a joint venture.

On June 13, 2012, we entered into a Sub-License Agreement with Lumut Technologies Ltd. (“Lumut”), to grant exclusive rights to sub-license, establish joint ventures and to commercialize products through the methods of the Water Conversion Technology for a period of 20 years in the country of Singapore. Zhunger will be subject to a sub-license fee of $ 60,000 payable in monthly installments of $ 4,000 per month commencing June 1, 2012 ending, October 1, 2013.  As per our Agreement with Omega, 2% of any sub license fees received is payable on a quarterly basis.  As additional consideration, gross sales from products generated from use of the Water Conversion Technology will be subject to a 5% royalty fee of which 2% is payable to Omega and 3% will be retained by us. Lumut will also be required to establish bottled water operations by December 31, 2013 and in the event that this is not achieved, our agreement with Lumut will be void.  License fees paid are not refundable.

We have a right to participate in joint venture operations with Lumut for a $ 150,000 investment for 40% ownership of the joint venture.  We intend on entering into a joint venture agreement with Lumut to establish bottled water operations and are currently negotiating terms.  There can be no assurance that a joint venture agreement will materialize.

Principal Products, Services and Their Markets

The Water Conversion Technology is based on a method of 7 steps consisting of:

(1) removal of dirt, sludge and other un-dissolved solids to less than one micron particle size,

(2) ozone is injected into the water to kill the bacteria and viruses and to coagulate the solids,

(3) water then goes through a carbon filtration system, whereby all the pesticides, herbicides, chlorine and other organic chemicals ( carcinogenic) are removed,

(4) water is subjected to UV lighting, enabling all pollutants to be destroyed,

(5) water then passes through a reverse osmosis system, enabling all chlorine and sodium and over 98% of all total dissolved solids (TDS) to be removed.

(6) water is processed through the Water Conversion Technology, where the water is pH balanced to a 8.3 state, without the addition of any substances,

(7) water is processed through the Water Conversion Technology, and oxygen molecules are bonded with the water molecules, making the water oxygen enriched for long periods of time.

The final product produced will be water that is in a pH balanced state ( 8.3 pH ), oxygen enriched, bacteria free, fluoride free, chlorine free, and sodium free with less than 2 parts per million (ppm) of total dissolved solids.

The water will be piped into sterilized non-leaching plastic and capped with sterile caps.

Markets

It is our intention to establish joint venture operations with Lumut and market bottled water to residential and commercial customers throughout Singapore. We are negotiating terms of the joint venture agreement with Lumut.  There can be no assurance that an agreement will materialize. In the event a joint venture is established with Lumut, our marketing efforts will initially be sub-contracted to third parties.

Distribution Methods and Installation

Our distribution methods are currently not in place as we have not established joint venture operations.

New Products

We are not developing nor do we intend to distribute any other products in the foreseeable future.

Competition

There are various competitors in the enriched oxygenated water market in Singapore.  Competitors may have significantly greater financial, marketing and other resources than we have.  Competitors have and may adopt aggressive pricing or inventory availability policies and devote substantially more resources to website and systems development than we do. Increased competition may result in reduced operating margins and loss of market share.

Availability of Raw Materials

Upon establishing joint venture operations with Lumut, our source of water will from municipal supply.  We have not entered into any definitive agreements local authorities for such supply.

Patents, Trademarks and Labor Contracts

Patents

We do not directly hold any patents for the Water Conversion Technology.

Trademarks

We do not have any trademarks on our trade name or logo.

Labor Contracts

We do not have any labor contracts. Once we establish bottled water operations, we will require additional employees and also sales staff for marketing.

Government Regulation

The water processed under the Water Conversion Technology exceeds standards as set out by various health organizations in Singapore.

The following is an excerpt from the World Health Organization and International Water Association regarding piped water safety and standards.  http://www.wsportal.org/templates/ld_templates/layout_1367.aspx?ObjectId=30320&lang=eng

Singapore is an island city-state located southern of Malaysia, with total land area of 700 sq km and population of 5 million. Singapore is listed as one of the water scarce countries in the world with some two-third of the island utilized as water catchments. Over the last 4 decades, through strategic planning and investment in research and technology, PUB has built a robust and diversified supply of water known as the ‘Four National Taps’. Water supplies comprise (I) local catchment-reservoir system, (II) imported water from west Malaysia, (III) highly purified reclaimed water known as NEWater and (IV) desalinated water.

In Singapore, the Ministry of the Environment and Water Resources (MEWR) is in charge of ensuring clean and green living environment. The ministry mission is to deliver and sustain a clean and healthy environment and water resources for all in Singapore.

Under MEWR, there are two statutory boards, the National Environment Agency (NEA) & PUB. PUB, the national water agency of Singapore manages the nation’s water supply, water catchment and used water. PUB is also the major supplier of piped drinking water in Singapore. NEA focuses on the implementation of environmental policies to sustain a clean and healthy environment.

The NEA’s Drinking Water Unit (DWU) administers the Environmental Public Health (Quality of Piped Drinking Water) Regulations, 2008 to regulate the quality of piped drinking water supplied by water suppliers in Singapore.  Under this regulation, all the drinking water suppliers in Singapore, including PUB, are required to comply with the stipulated water quality standards as listed in the Schedule of the EPH Regulations. The regulation also requires water suppliers to conduct sampling and testing of piped drinking water that they supply and implement water safety plans to minimize the likelihood of any piped drinking water fail to comply with the water quality standards.

Research and Development

We have incurred $Nil on research and development as of to date.

Compliance with Environmental Laws

To our knowledge, we are not subject to any environmental laws which are cause of concern among management.

We intend on using sustainable packaging in all areas of our operations. There are no regulations currently in place that require such practices.

Employees

As of to date, we had no full-time employees and no part-time employees.

Principal Business Office & Administrative Branch Office

Our administrative office for North American investor relations and U.S. regulatory reporting is located at 7582 Las Vegas Boulevard, Las Vegas, NV 89123.

RISK FACTORS

In addition to other information in this current report, the following risk factors should be carefully considered in evaluating our business because such factors may have a significant impact on our business, operating results, liquidity and financial condition.  As a result of the risk factors set forth below, actual results could differ materially from those projected in any forward-looking statements.  Additional risks and uncertainties not presently known to us, or that we currently consider to be immaterial, may also impact our business, operating results, liquidity and financial condition.  If any such risks occur, our business, operating results, liquidity and financial condition could be materially affected in an adverse manner. Under such circumstances, the trading price of our securities could decline, and you may lose all or part of your investment.

RISKS RELATED TO OUR BUSINESS

We have a limited operating history upon which an evaluation of our prospects can be made.  For that reason, it would be difficult for a potential investor to judge our prospects for success.

We were organized in July 2010. We entered into the Agreement with Oxford in June 2012.  We have had limited operations since our inception from which to evaluate our business and prospects.  There can be no assurance that our future proposed operations will be implemented successfully or that we will have the ability to generate profits.  If we are unable to sustain our operations, you may lose your entire investment.  We face all the risks inherent in a new business, including the expenses, difficulties, complications and delays frequently encountered in connection with conducting operations, including capital requirements and management's potential underestimation of initial and ongoing costs.  As a new business, we may encounter delays and other problems in connection with the methods of product distribution that we implement.  We also face the risk that we will not be able to effectively implement our business plan.  In evaluating our business and prospects, these difficulties should be considered.  If we are not effective in addressing these risks, we will not operate profitably and we may not have adequate working capital to meet our obligations as they become due.

Management has no experience in the bottled water industry.

Our management and management of Lumut have no experience in the bottled water industry or any experience relating to distribution and sales of bottled water.  In the event that we establish joint venture operations for bottled water distribution, we will initially rely on third party consultants to provide expertise.  There can be no assurance that we will be able to retain qualified professionals nor can there be assurance we will have the working capital to sustain these services.  If we cannot sustain these services, our business will fail.

We must hire qualified engineering and professional services personnel.

If we establish operations using Water Conversion Technology, we cannot be certain that we can attract or retain a sufficient number of highly qualified engineers and professional services personnel to efficiently maintain and enhance our operations. To meet our needs for engineers and professional services personnel, we may use more costly third-party contractors and consultants to supplement our own staff. Our business may be harmed if we are unable to establish and maintain relationships with third-party implementation providers.

If we do not receive shareholder loans we may be unable to continue meeting our minimum funding requirements.

We will require shareholder loans to meet our working capital needs; however, we have no formalized agreements with shareholders guaranteeing that any required funding will be available to us.  We may exhaust this source of funding at any time, which would cause us to cease operations.

If we do not receive funding through private placements or shareholder as we may be unable to continue meeting our minimum funding requirements.

We require short term funding in the amount of approximately $20,000 in the next 12 months to fund our operations.  Although our shareholders are committed to providing the necessary funding in order to generate revenues they are not obligated to do so.  We have no formal agreements with our shareholders.  If we do not receive shareholder loans or any other form of funding, our operations would cease indefinitely.

We are likely to incur losses.

We expect that we will incur losses for the next 6 months as we expect to incur costs relating to establishing operations in Singapore.  There can be no assurances that we will ever be profitable.

We have been issued a going concern opinion from our auditor.

Our auditors have issued a going concern opinion for our year ended July 31, 2011. This means that there is substantial doubt that we can continue as an on-going business for the next twelve months unless we obtain additional capital. Management’s plan includes obtaining additional funds by equity financing and/or related party advances; however there is no assurance of additional funding being available.

We may subject us to additional risks in a foreign country.

We will be operating in Singapore and therefore will be subject to risks inherent in business operations outside of the United States. These risks include, for example, currency fluctuations, regulatory problems, punitive tariffs, unstable local tax policies, trade embargoes, risks related to shipment of raw materials and finished goods across national borders and cultural and language differences.  Foreign economies may differ favorably or unfavorably from the United States economy in growth of gross national product, rate of inflation, market development, rate of savings, and capital investment, resource self-sufficiency and balance of payments positions, and in other respects.

We may not be able to compete effectively against competitors, which could force us to curtail or cease business operations.

Competitors may have significantly greater name recognition, financial resources and larger distribution channels.  If we are not able to compete effectively against our competitors, we will be forced to curtail or cease our business operations. We do not have any market share in the industry at this time.

We are dependent on the services of our President and the loss of his services could have a material adverse effect on our ability to carry on business.

We are substantially dependent upon the efforts and skills of our company President, Mr. Maurice Sale. We do not have an employment contract and thus he has no obligation to fulfill his capacities as President for any specified period of time.   The loss of the services of Mr. Sale will have a material effect on our business in that we would not have the necessary leadership to continue operations.

Our shareholders may not be able to enforce U.S. civil liabilities claims.

Our assets are located outside the United States and our sole director and officer are located outside the United States.  As a result, it may be difficult to effect service of process within the United States upon these persons.  In addition, a shareholder should not assume that the courts in any other country (i) would enforce judgments of U.S. courts obtained in actions against us or such persons predicated upon the civil liability provisions of the U.S. federal securities laws or other laws of the United States, or (ii) would enforce, in original actions, liabilities against us or such persons predicated upon the U.S. federal securities laws or other laws of the United States.

RISKS RELATED TO OUR COMMON STOCK

There is currently no trading market for our Common Stock, and liquidity of shares of our Common Stock is limited.

There has been no public market for our securities and there can be no assurance that an active trading market for the securities offered herein will develop or be sustained. After the effective date of the registration statement of which this prospectus is a part, we intend to identify a market maker to file an application with the Financial Industry Regulatory Authority (“FINRA”) to have our common stock quoted on the Over-the-Counter Bulletin Board. We must satisfy certain criteria in order for our application to be accepted.  We do not currently have a market maker willing to participate in this application process, and even if we identify a market maker, there can be no assurance as to whether we will meet the requisite criteria or that our application will be accepted. Our common stock may never be quoted on the Over-the-Counter Bulletin Board or a public market for our common stock may not materialize if it becomes quoted.

If our securities are not eligible for initial or continued quotation on the Over-the-Counter Bulletin Board or if a public trading market does not develop, purchasers of the common stock may have difficulty selling or be unable to sell their securities should they desire to do so, rendering their shares effectively worthless and resulting in a complete loss of their investment.

FINRA sales practice requirements may also limit a stockholder’s ability to buy and sell our stock.

In addition to the penny stock rules promulgated by the SEC, FINRA rules require that in recommending an investment to a customer, a broker-dealer must have reasonable grounds for believing that the investment is suitable for that customer. Prior to recommending speculative low priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer’s financial status, tax status, investment objectives and other information. Under interpretations of these rules, FINRA believes that there is a high probability that speculative low priced securities will not be suitable for at least some customers. FINRA requirements make it more difficult for broker dealers to recommend that their customers buy our common stock, which may limit the ability to buy and sell our stock and have an adverse effect on the market value for our shares.

An investor’s ability to trade our common stock may be limited by trading volume.

A consistently active trading market for our common stock may not occur on the OTCBB. A limited trading volume may prevent our shareholders from selling shares at such times or in such amounts as they may otherwise desire.

Because we will not pay dividends in the foreseeable future, stockholders will only benefit from owning common stock if it appreciates.

We have never paid dividends on our common stock and we do not intend to do so in the foreseeable future. We intend to retain any future earnings to finance our growth. Accordingly, any shareholder who anticipates the need for current dividends from his investment should not purchase our common stock.

We intend to attempt to have our common stock quoted on the OTC Bulletin Board, which will limit the liquidity and price of our securities more than if our securities were quoted or listed on a national exchange.

Initially, our securities will be traded in the over-the-counter market. We intend to commence the process of obtaining a quotation of our common stock on the OTC Bulletin Board (“OTCBB”). In order for our common stock to trade on the OTCBB, a registered broker-dealer, serving as a market maker, must be willing to list bid and ask quotations for our common stock, sponsor our listing on the OTCBB, and file an application with the OTCBB on our behalf to make a market in our common stock. It is not possible to predict how long it may take to obtain a listing on the OTCBB. In the event an application for quotation of our common stock is submitted to the OTCBB, there can be no guaranty that the OTCBB will approve the application. Quotation of our securities on the OTC Bulletin Board will limit the liquidity and price of our securities more than if our securities were quoted or listed on a national exchange.

Trading On The OTC Bulletin Board May Be Volatile And Sporadic, Which Could Depress The Market Price Of Our Common Stock And Make It Difficult For Our Stockholders To Resell Their Shares.

Trading in stock quoted on the OTC Bulletin Board is often thin and characterized by wide fluctuations in trading prices, due to many factors that may have little to do with our operations or business prospects. This volatility could depress the market price of our common stock for reasons unrelated to operating performance. Moreover, the OTC Bulletin Board is not a stock exchange, and trading of securities on the OTC Bulletin Board is often more sporadic than the trading of securities listed on a quotation system like NASDAQ or a stock exchange like Amex. Accordingly, shareholders may have difficulty reselling any of their shares.

Trading Of Our Stock May Be Restricted By The SEC’s Penny Stock Regulations And FINRA’s Sales Practice Requirements, Which May Limit A Stockholder’s Ability To Buy And Sell Our Stock.

The Securities and Exchange Commission has adopted Rule 15g-9 which generally defines “penny stock” to be any equity security that has a market price (as defined) less than $5.00 per share or an exercise price of less than $5.00 per share, subject to certain exceptions. Our securities are covered by the penny stock rules, which impose additional sales practice requirements on broker-dealers who sell to persons other than established customers and “accredited investors”. The term “accredited investor” refers generally to institutions with assets in excess of $5,000,000 or individuals with a net worth in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 jointly with their spouse. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document in a form prepared by the SEC which provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction and monthly account statements showing the market value of each penny stock held in the customer’s account. The bid and offer quotations, and the broker-dealer and salesperson compensation information, must be given to the customer orally or in writing prior to effecting the transaction and must be given to the customer in writing before or with the customer’s confirmation. In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from these rules, the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written agreement to the transaction. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for the stock that is subject to these penny stock rules. Consequently, these penny stock rules may affect the ability of broker-dealers to trade our securities. We believe that the penny stock rules discourage investor interest in, and limit the marketability of, our common stock.

In addition to the “penny stock” rules promulgated by the Securities and Exchange Commission, the Financial Industry Regulatory Authority has adopted rules that require that in recommending an investment to a customer, a broker-dealer must have reasonable grounds for believing that the investment is suitable for that customer. Prior to recommending speculative low priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer’s financial status, tax status, investment objectives and other information. Under interpretations of these rules, the Financial Industry Regulatory Authority believes that there is a high probability that speculative low-priced securities will not be suitable for at least some customers. The Financial Industry Regulatory Authority’ requirements make it more difficult for broker-dealers to recommend that their customers buy our common stock, which may limit your ability to buy and sell our stock.

If we issue additional shares in the future, it will result in the dilution of our existing shareholders.

Our board of directors may choose to issue some or all of such shares to acquire one or more businesses or to provide additional financing in the future. The issuance of any such shares will result in a reduction of the book value and market price of the outstanding shares of our common stock. If we issue any such additional shares, such issuance will cause a reduction in the proportionate ownership and voting power of all current shareholders. Further, such issuance may result in a change of control of our corporation.

Our stock is substantially controlled by one shareholder for the foreseeable future and as a result, that shareholder will be able to control our overall direction.

Our directors and officers and principal shareholders own 70% of our outstanding shares.  As a result, they will be able to control the outcome of all matters requiring stockholder approval and will be able to elect all of our directors.  Such  control,  which may have the effect of delaying, deferring  or  preventing  a  change  of  control, is likely to continue for the foreseeable  future  and  significantly  diminishes  control and influence which future  stockholders  may  have  in  our company. See "Principal Stockholders."

MANAGEMENT'S DISCUSSION AND ANALYSIS AND PLAN OF OPERATIONS

Overview

Cautionary Notice Regarding Forward Looking Statements

We desire to take advantage of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. This filing contains a number of forward-looking statements which reflect management’s current views and expectations with respect to our business, strategies, products, future results and events, and financial performance. All statements made in this filing other than statements of historical fact, including statements addressing operating performance, events, or developments which management expects or anticipates will or may occur in the future, including statements related to distributor channels, volume growth, revenues, profitability, new products, adequacy of funds from operations, statements expressing general optimism about future operating results, and non-historical information, are forward looking statements. In particular, the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “may,” variations of such words, and similar expressions identify forward-looking statements, but are not the exclusive means of identifying such statements, and their absence does not mean that the statement is not forward-looking. These forward-looking statements are subject to certain risks and uncertainties, including those discussed below. Our actual results, performance or achievements could differ materially from historical results as well as those expressed in, anticipated, or implied by these forward-looking statements. We do not undertake any obligation to revise these forward-looking statements to reflect any future events or circumstances.

Readers should not place undue reliance on these forward-looking statements, which are based on management’s current expectations and projections about future events, are not guarantees of future performance, are subject to risks, uncertainties and assumptions (including those described below), and apply only as of the date of this filing. Our actual results, performance or achievements could differ materially from the results expressed in, or implied by, these forward-looking statements. Factors which could cause or contribute to such differences include, but are not limited to, the risks to be discussed in our next Annual Report on Form 10-K and in the press releases and other communications to shareholders issued by us from time to time which attempt to advise interested parties of the risks and factors which may affect our business. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

The following discussion should be read in conjunction with our financial statements and the related notes as filed on www.sec.gov. The following discussion contains forward-looking statements that reflect our plans, estimates and beliefs. Our actual results could differ materially from those discussed in the forward looking statements. Factors that could cause or contribute to such differences include, but are not limited to those discussed below and elsewhere in this report, particularly in the section entitled “Risk Factors”.

Our financial statements are stated in United States Dollars and are prepared in accordance with United States Generally Accepted Accounting Principles.

OVERVIEW.

Critical Accounting Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect certain reported amounts and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.  The application of GAAP involves the exercise of varying degrees of judgment. The resulting accounting estimates will not always precisely equal the related actual results.  Management considers an accounting estimate to be critical if:

-               assumptions are required to be made; and

-               changes in estimates could have a material effect on our financial statements.

We have determined that the calculation of the fair value of equity securities issued, specifically common shares issued for services rendered by our President and also issued to settle debt incurred, meet those criteria of a significant estimate.  We issued common shares in settlement of or debts to our President for services rendered and payments made on our behalf.  The quantity of common shares issued was determined based on the closing price of our shares on the date of settlement.

Cash Requirements

Over the next twelve months we intend to use any funds that we may have available to fund our operations.

We require additional funds of approximately $20,000 at a minimum to proceed with our plan of operation over the next twelve months. As we do not have the funds necessary to cover our projected operating expenses for the next twelve month period, we will be required to raise additional funds through the issuance of equity securities, through loans or through debt financing. There can be no assurance that we will be successful in raising the required capital or that actual cash requirements will not exceed our estimates.

Our auditors have issued a going concern opinion for our year ended July 31, 2011. This means that there is substantial doubt that we can continue as an on-going business for the next twelve months unless we obtain additional capital to pay our bills. We do not have sufficient working capital to enable us to carry out our stated plan of operation for the next twelve months. We plan to complete debt financings and/or private placement sales of our common stock in order to raise the funds necessary to pursue our plan of operation and to fund our working capital deficit in order to enable us to pay our accounts payable and accrued liabilities. We currently do not have any arrangements in place for the completion of any debt financings or private placement financings and there is no assurance that we will be successful in completing any debt financing or private placement financing.

Purchase of Significant Equipment

We intend on establishing joint venture operations using the Water Conversion Technology for bottled water distribution in Singapore with our appointed sub licensee, Lumut.  The cost of establishing such operations cannot be determined at this time.

Research and Development

We do not intend to allocate any funds to research and development over the twelve months.

Management’s Discussion and Analysis of Financial Condition and Results of Operation

We were incorporated in the State of Nevada on July 29, 2010. Since inception, we have been engaged in organizational efforts and obtaining initial financing.  We were initially formed as a vehicle to pursue a business combination.

On June 10, 2012, we entered into a Licensing Agreement (the “Agreement”) with Oxford International Inc. (“Oxford”), to license proprietary technology relating to converting municipal water to oxygen enriched pH balanced water (the “Water Conversion Technology”).  We obtained exclusive licensing rights in the country of Singapore for a period of 20 years.  We will have exclusive rights to sub-license, establish joint ventures and to commercialize products through the methods of the Water Conversion Technology.   The license fee is $ 40,000 payable on or before June 30, 2012.  We are subject to a royalty of 2% on licensee fees received from appointed sub-licensees as well as 2% on gross sales generated from operations.

On June 13, 2012, we entered into a Sub-License Agreement with Lumut Technologies Ltd. (“Lumut”), to grant exclusive rights to sub-license, establish joint ventures and to commercialize products through the methods of the Water Conversion Technology for a period of 20 years in the country of Singapore. Zhunger will be subject to a sub-license fee of $ 60,000 payable in monthly installments of $ 4,000 per month commencing June 1, 2012 ending, October 1, 2013.  As per our Agreement with Omega, 2% of any sub license fees received is payable on a quarterly basis.  As additional consideration, gross sales from products generated from use of the Water Conversion Technology will be subject to a 5% royalty fee of which 2% is payable to Omega and 3% will be retained by us. Lumut will also be required to establish bottled water operations by December 31, 2013 and in the event that this is not achieved, our agreement with Lumut will be void.  License fees paid are not refundable.

We intend on establishing joint venture operations using the Water Conversion Technology for bottled water distribution in Singapore with our appointed sub licensee, Lumut.  The cost of establishing such operations cannot be determined at this time.

Our expenses are expected to vary and we cannot determine trends in our expenditures given our lack of operating history.

Revenues

We have not generated any revenues to date.  We anticipate receipt of the monthly license fee of $ 4,000 from Lumut effective June 1, 2012.

Expenses

Our expenses for the fiscal year ended July 31, 2011 were $ 2,501.  On May 30, 2011, the Company issued an aggregate of 25,010,000 shares of Common Stock to Maurice Sale, the Company’s President for an aggregate purchase price equal to $2,501, pursuant to the terms and conditions set forth in that certain common stock purchase agreement (the “Common Stock Purchase Agreement”). We issued these shares of Common Stock under the exemption from registration provided by Regulation S.  Mr. Sale is a non US citizen/resident.

Our expenses for the 3rd quarter ended April 30, 2012 were $ 4,000 of which relates to audit costs.

We expect to continue to increase our business activities and we expect our total operating expenses to continue to rise over the coming twelve months.

We intend on engaging the services of consultants which will provide services relating to clerical support, preparation of periodic reports and edgar and XBRL filings and also provide office and meeting room rental. We estimate that the fee for such services per month to be $2,500.   As of to date, we have not engaged any consultants.

Current trends in the industry

At this time it is difficult to assess trends in the industry which may affect the results of our operations at this time due to the lack of operating history and experience in the industry.

Liquidity and Capital Resources

Working Capital
	At April 30, 2012 (Unaudited)	At July 31, 2011 (Audited)
Current Assets	$10,580	$-
Current Liabilities	$4,080	$-
Working Capital	$6,500	$-

Cash Flows
	At April 30, 2012 (Unaudited)	At July 31, 2011 (Audited)
Net Cash from Operating Activities	$-	$-
Net Cash from Investing Activities	$-	$-
Net Cash Provided by Financing Activities	$10,580	$-
Net Cash Provided	$10,580	$-

Working Capital Needs:

Without consideration of possible joint venture operations to establish bottled water operations, over the next 12 months, we will require approximately $ 20,000 to sustain our working capital needs as follows:

Audit and accounting	10,000
Legal	10,000
Total	$ 20,000

Sources of Capital:

We expect to sustain our working capital needs with the monthly license fee of $ 4,000 as per our agreement with Lumut and also through shareholder loans and private placements.   Shareholder loans will be without stated terms of repayment or interest.  We will not consider taking on any long-term or short-term debt from financial institutions in the immediate future. Shareholders loans may be granted from time to time as required to meet current working capital needs.  We have no formal agreement that ensures that we will receive such loans. We may exhaust this source of funding at any time.  License fees from Lumut will commence June 1, 2012 until October 1, 2013.  There can be no assurance that such fees will be paid on a timely basis.

We will be obtaining a shareholder loan in the amount of $ 40,000 to fund the purchase of exclusive licensing rights of the Water Conversion Technology. This loan will be obtained on or before June 30, 2012.  This loan is without interest or stated terms of repayment.

Cash Flows

Operating Activities:

For the quarter ended April 30, 2012, cash flows from operating activities were $ Nil.

Investing and Financing Activities:

For quarter ended April 30, 2012, we had no investing activities.

Our cash flows from financing activities were $10,580.  On February 27, 2012, the Company entered into share subscription agreements with 30 shareholders for the sale of 10,500,000 common shares at $ 0.001 per share for total proceeds of $ 10,500.  Each of the 30 shareholders holds less than 5% of the outstanding shares.

We obtained $ 80 in shareholder loans to cover additional working capital needs.

Shareholder loans will be without stated terms of repayment or interest.  We will not be considering taking on any long-term or short-term debt from financial institutions in the immediate future. Shareholder and affiliate loans may be granted from time to time as required to meet current working capital needs.  We have no formal agreement that ensures that we will receive such loans. We may exhaust this source of funding at any time.

Material Commitments

As per our Agreement with Oxford, we are obligated to establish bottled water operations on or before December 31, 2013.  If we fail to do so, our agreement with Oxford is void.  The license fee paid to Oxford is not refundable.  We have also extended this term as per our agreement with Lumut.  The license fees paid by Lumut to us are also not refundable.

Seasonal Aspects

Management is not currently aware of any seasonal aspects which would affect the results of our operations during any particular time of year.

Off Balance Sheet Arrangements

We have no off balance sheet arrangements.

Going Concern

We anticipate that additional funding will be required in the form of equity financing from the sale of our common stock.  At this time, we cannot provide investors with any assurance that we will be able to raise sufficient funding from the sale of our common stock or through a loan from our directors to meet our obligations over the next twelve months.  We do not have any arrangements in place for any future debt or equity financing.

Description of Property

Our principal business office is located at 7582 Las Vegas Boulevard, Suite 325, Las Vegas, NV 89123.

There are currently no proposed programs for the renovation, improvement or development of the facilities that we currently use.  We believe that this arrangement is suitable given the nature of our current operations, and we also believe that we will not need to lease additional administrative offices in the immediate future.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our shares of common stock as of April 30, 2012 (i) each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock, (ii) each of our directors, (iii) each of our executive officers, and (iv) by all of our directors and executive officers as a group.  Each person named in the table, has sole voting and investment power with respect to all shares shown as beneficially owned by such person and can be contacted at our executive office address.

The persons or entities listed below have sole voting and investment power with respect to all shares of common stock beneficially owned by them, except to the extent such power may be shared with a spouse.  No change in control is currently being contemplated.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	% Class (1)
Officers and Directors:
Common Stock	Maurice Sale, President	25,010,000	70%
		-	-
Officers and Directors as a Group		25,010,000	100%
Common Stock	Maurice Sale, President	25,010,000	70%

5% Shareholders as a Group		25,010,000	100%
5% Shareholders and Officers and Directors as a Group		25,010,000	100%

(1)       Based on 35,510,000 shares outstanding as of April 30, 2012.

Under Rule 13d-3 of the Exchange Act a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares.

Change in Control

We are not aware of any arrangement that might result in a change in control of our company in the future.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

The following information sets forth the name of our officers and director, their present positions, age and biographical information within the last 5 years.  Also provided is a brief  description  of  the  business  experience of our director and executive officers and significant employees during the past five years and an indication of  directorships  held  by  such  director  in  other  companies subject to the reporting  requirements  of  the  Securities  Exchange  Act.

Name	Age	Position	Period Serving	Term (1)
Maurice Sale	71	President, CEO, CAO, CFO, Director, Treasurer, Secretary	August 2, 2011-August 1, 2012	1 year

(1)       Directors hold office until the next annual stockholders’ meeting or until a successor or successors are elected and appointed.

Mr. Sale is our founding director and officer appointed on August 3, 2010 and in continuing to have him act as a director and officer, it is the Company’s view that his general business experience in a wide variety of industries, and his experience with reporting companies warrant his retention by the Company.  Mr. Sale will be responsible for all areas of operations.

For the past 5 years, Mrs. Sale has been a self-employed property management consultant in Kingston Jamaica.

Mr. Maurice Sale has over 40 years’ experience in life insurance sales and administration.  He was formerly a Director of the Life Underwriters Association of Jamaica as well as Trustee of the LOJ Pension Plan.

Mr. Sale became a Chartered Life Underwriter (CLU) in 1969 and later was appointed a Justice of the Peace by the Government of Jamaica.

Family Relationships:

There are no family relationships among our director or executive officers.

Involvement in Certain Legal Proceedings

None of our directors, executive officers, promoters or control persons has been involved in any of the following events during the past ten years:

  any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;
  any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences);
  being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or
  being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

EXECUTIVE COMPENSATION

The particulars of the compensation paid to the following persons:

•                     our principal executive officer;

•                     each of our two most highly compensated executive officers who were serving as executive officers at the end of the years ended July 31, 2011 and 2010; and

•                     up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the years ended July 31, 2011 and 2010, who we will collectively refer to as the named executive officers of our company, are set out in the following summary compensation table, except that no disclosure is provided for any named executive officer, other than our principal executive officers, whose total compensation did not exceed $100,000 for the respective fiscal year:

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Maurice Sale President, CEO, Director	2011 2010*	Nil N/A	Nil N/A	Nil N/A	Nil N/A	Nil N/A	Nil N/A	2,501 N/A	2,501 N/A

*The Company was incorporated on July 29, 2010

Other Compensation:

On May 30, 2011, we issued an aggregate of 25,010,000 shares of Common Stock to Maurice Sale for an aggregate price equal to $2,501, pursuant to the terms and conditions set forth in that certain common stock purchase agreement (the “Common Stock Purchase Agreement”).

The above noted shares were issued to reimburse Maurice Sale for expenses paid on behalf of us totaling $2,501 and consist of incorporation costs, resident agent costs and a fee for preparing the necessary documentation as required for this Registration Statement.

There are no compensatory plans or arrangements with respect to our executive officers resulting from their resignation, retirement or other termination of employment or from a change of control.

Stock Options/SAR Grants

During our fiscal year ended July 31, 2011 and as of to date, there were no options granted to our named officers or directors.

Outstanding Equity Awards at Fiscal Year End

No equity awards were outstanding as of the year ended July 31, 2011 or as of to date.

Option Exercises

During our fiscal year ended July 31, 2011 and as of to date, there were no options exercised by our named officers.

Stock Option Plan

No stock option plans were established as of the year ended July 31, 2011 and as of to date.

Compensation of Directors

We do not have any agreements for compensating our directors for their services in their capacity as directors, although such directors are expected in the future to receive stock options to purchase shares of our common stock as awarded by our board of directors.

We have determined that none of our directors are independent directors, as that term is used in Item 7(d)(3)(iv)(B) of Schedule 14A under the Securities Exchange Act of 1934, as amended, and as defined by Rule 4200(a)(15) of the NASDAQ Marketplace Rules.

Pension, Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. We have no material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of the board of directors or a committee thereof.

Indebtedness of Directors, Senior Officers, Executive Officers and Other Management

None of our directors or executive officers or any associate or affiliate of our company during the last two fiscal years, is or has been indebted to our company by way of guarantee, support agreement, letter of credit or other similar agreement or understanding currently outstanding.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

Except as disclosed herein, no director, executive officer, shareholder holding at least 5% of shares of our common stock, or any family member thereof, had any material interest, direct or indirect, in any transaction, or proposed transaction since the year ended December 31, 2011, in which the amount involved in the transaction exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at the year-end for the last three completed fiscal years.

On May 30, 2011, we issued an aggregate of 25,010,000 shares of Common Stock to Maurice Sale for an aggregate price equal to $2,501, pursuant to the terms and conditions set forth in that certain common stock purchase agreement (the “Common Stock Purchase Agreement”).

The above noted shares were issued to reimburse Maurice Sale for expenses paid on behalf of us totaling $2,501 and consist of incorporation costs, resident agent costs and a fee for preparing the necessary documentation as required for this Registration Statement.

On February 27, 2012, the Company entered into share subscription agreements with 30 shareholders for the sale of 10,500,000 common shares at $ 0.001 per share for total proceeds of $ 10,500.  Each of the 30 shareholders holds less than 5% of the outstanding shares.

The common stock issuance was exempt from registration pursuant to Regulation S promulgated under the Act. We have complied with the requirements of Regulation S by having no directed selling efforts made in the United States, ensuring that the investors are non-U.S. persons with addresses in a foreign country and having the investors make representation to us certifying that he or she is not a U.S. person and is not acquiring the common stock for the account or benefit of a U.S. person, other than persons who purchased common stock in transactions exempt from the registration requirements of the Securities Act; and also agrees only to sell the common stock in accordance with the registration provisions of the Act or an exemption there from, or in accordance with the provisions of the Regulation.

As of April 30, 2012 and as of to date, 35,510,000 common shares were outstanding.

Director Independence

We currently act with one director, consisting of Maurice Sale. We have determined that our director is not an “independent director” as defined in NASDAQ Marketplace Rule 4200(a)(15).

We do not have a standing audit, compensation or nominating committee, but our entire board of directors acts in such capacities.  We believe that our members of our board of directors are capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. The board of directors of our company does not believe that it is necessary to have an audit committee because we believe that the functions of an audit committee can be adequately performed by the board of directors. In addition, we believe that retaining an independent director who would qualify as an “audit committee financial expert” would be overly costly and burdensome and is not warranted in our circumstances given the early stages of our development.

LEGAL PROCEEDINGS

We know of no material, existing or pending legal proceedings against our company, nor are we involved as a plaintiff in any material proceeding or pending litigation. There are no proceedings in which any of our directors, officers or affiliates, or any registered or beneficial shareholder, is an adverse party or has a material interest adverse to our interest.

MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT’S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Market Information

We are currently not listed on any exchange.  We intend on being listed on the OTC Bulletin Board within 12 months.

Stockholders of Our Common Shares

As of April 30, 2012, we had 35,510,000 shares of our common stock outstanding.

Dividend Policy

We have not declared or paid any cash dividends on our common stock or other securities and do not anticipate paying any cash dividends in the foreseeable future. Any future determination to pay cash dividends will be at the discretion of the Board of Directors and will be dependent upon our financial condition, results of operations, capital requirements, and such other factors as the Board of Directors deem relevant.

Recent Sales of Unregistered Securities; Use of Proceeds from Registered Securities

See below “RECENT SALES OF UNREGISTERED SECURITIES”

Equity Compensation Plan Information

Except as disclosed below, we do not have a stock option plan in favor of any director, officer, consultant or employee of our company.

Stock Option Grants

None

Securities Authorized For Issuance Under Equity Compensation Plans

In May 30, 2011, our company president was awarded 25,010,000 shares of common stock for expenses paid on behalf of our company.

Purchase of Equity Securities by the Issuer and Affiliated Purchasers

We did not purchase any of our shares of common stock or other securities during our fourth quarter of our fiscal year ended July 31, 2011.

RECENT SALES OF UNREGISTERED SECURITIES

The following sets forth certain information concerning securities which were sold or issued by us without the registration of the securities under the Securities Act of 1933 in reliance on exemptions from such registration requirements within the past three years:

On May 30, 2011, we issued an aggregate of 25,010,000 shares of Common Stock to Maurice Sale for an aggregate price equal to $2,501, pursuant to the terms and conditions set forth in that certain common stock purchase agreement (the “Common Stock Purchase Agreement”).

The above noted shares were issued to reimburse Maurice Sale for expenses paid on behalf of us totaling $2,501 and consist of incorporation costs, resident agent costs and a fee for preparing the necessary documentation as required for this Registration Statement.

On February 27, 2012, the Company entered into share subscription agreements with 30 shareholders for the sale of 10,500,000 common shares at $ 0.001 per share for total proceeds of $ 10,500.  Each of the 30 shareholders holds less than 5% of the outstanding shares.

The common stock issuance was exempt from registration pursuant to Regulation S promulgated under the Act. We have complied with the requirements of Regulation S by having no directed selling efforts made in the United States, ensuring that the investors are non-U.S. persons with addresses in a foreign country and having the investors make representation to us certifying that he or she is not a U.S. person and is not acquiring the common stock for the account or benefit of a U.S. person, other than persons who purchased common stock in transactions exempt from the registration requirements of the Securities Act; and also agrees only to sell the common stock in accordance with the registration provisions of the Act or an exemption there from, or in accordance with the provisions of the Regulation.

As of April 30, 2012 and as of to date, 35,510,000 common shares were outstanding.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS

None.

DESCRIPTION OF SECURITIES

General

Our authorized capital stock consists of 200,000,000 shares of common stock at a par value of $0.0001 per share.  Our board of directors is authorized to issue common stock and to fix and determine the designations, rights preferences or other variations of each class or series within each class of common stock of the company.

Common Stock

As of April 30, 2011 and as of to date, there were 35,510,000  shares of our common stock issued and outstanding.

Holders of our common stock are entitled to one vote for each share on all matters submitted to a stockholder vote. Holders of common stock do not have cumulative voting rights. Therefore, holders of a majority of the shares of common stock voting for the election of directors can elect all of the directors. Holders of our common stock representing a majority of the voting power of our capital stock issued, outstanding and entitled to vote, represented in person or by proxy, are necessary to constitute a quorum at any meeting of our stockholders. A vote by the holders of a majority of our outstanding shares is required to effectuate certain fundamental corporate changes such as liquidation, merger or an amendment to our articles of incorporation.

Holders of common stock are entitled to share in all dividends that the board of directors, in its discretion, declares from legally available funds. In the event of a liquidation, dissolution or winding up, each outstanding share entitles its holder to participate pro rata in all assets that remain after payment of liabilities and after providing for each class of stock, if any, having preference over the common stock. Holders of our common stock have no pre-emptive rights, no conversion rights and there are no redemption provisions applicable to our common stock.

Dividend Policy:

We currently intend to retain future earnings, if any, to finance the expansion of our business. As a result, we do not anticipate paying any cash dividends in the foreseeable future. Should we declare a dividend in the future, such dividend will be paid to shareholders on a pro rata basis in accordance with their shareholdings at such time.

Share Purchase Warrants:

We have not issued and do not have outstanding any warrants to purchase our shares

Options:

We have not issued and do not have outstanding any options to purchase our shares.

Changes in Control:

Our common shares have no pre-emptive, conversion or other subscription rights. There are no redemption or sinking fund provisions applicable to the shares.

Our articles and by-laws do not contain any provisions that would delay, defer or prevent our change in control.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Indemnification Of Directors And Officers

The Nevada Revised Statutes provide that:

  a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful;
  a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys’ fees actually and reasonably incurred by him in connection with the defence or settlement of the action or suit if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper; and
  to the extent that a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding, or in defense of any claim, issue or matter therein, the corporation shall indemnify him against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection with the defence.

We may make any discretionary indemnification only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made:

  by our stockholders;
  by our board of directors by majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding;
  if a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding so orders, by independent legal counsel in a written opinion;
  if a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion; or
  by court order.

Our articles of incorporation and bylaws allow us to indemnify our officers and directors up to the fullest extent permitted by Nevada law, but such indemnification is not automatic. Our bylaws provide that indemnification may not be made to or on behalf of a director or officer if a final adjudication by a court establishes that the director or officer’s acts or omissions involved intentional misconduct, fraud, or a knowing violation of the law and was material to the cause of action.

Unless limited by our articles of incorporation (which is not the case with our articles of incorporation) a corporation must indemnify a director who is wholly successful, on the merits or otherwise, in the defense of any proceeding to which the director was a party because of being a director of the corporation against reasonable expenses incurred by the director in connection with the proceeding.

ITEM 5.06 CHANGE IN SHELL COMPANY STATUS

Management has determined that, as of the closing of the Agreement, our company has ceased to be a shell company as defined in Rule 12b-2 of the United States Securities Exchange Act of 1934, as amended.  Please refer to Item 2.01 of this current report for a detailed description of the asset purchase agreement and the business of our company following the closing date.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

Exhibit Number	Description
(3)	Articles of Incorporation and By-laws:
3.1	Certificate of Incorporation*
3.1(a)	Articles of Incorporation**
3.2	Bylaws*
10.1	Stock Purchase Agreement*

*Filed on Form 10-12G with the SEC on September 30, 2011

**Filed on Form 10A-12G/A with the SEC on November 10, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Maurice Sale

Maurice Sale
President, Chief Executive Officer and Chairman
of the Board

Date:  June 15, 2012